UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 28, 2010 (September 23, 2010)

PHOENIX ENERGY RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52843	20-5408832
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1001 Bayhill Drive, 2nd Floor – Suite 200
San Bruno, California 94066
(Address of principal executive offices)

(650) 616-4123
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2010, Phoenix Energy Resource Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) between the Company, Helvetic Capital Ventures AG (“Helvetic”) and the accredited investor signatory thereto (the “Investor”), pursuant to which, the Company sold an aggregate of 1,333,336 shares (the “Shares”) of the Company’s common stock par value, $.001 (the “Common Stock”) to the Investor for an aggregate purchase price of $100,103. Simultaneously with the closing of the Purchase Agreement, the Company repurchased 1,333,336 shares of common stock held by Helvetic, for an aggregate purchase price of $100,103, net any outstanding liabilities of the Company as of the closing date, as contemplated by a repurchase agreement, dated September 23, 2010, by and between the Company and Helvetic (the “Repurchase Agreement”).

The foregoing description of the terms of the Purchase Agreement and the Repurchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 and Exhibit 10.2 to this report, which are incorporated by reference herein.

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference. As a result of the closing of the Purchase Agreement and the Repurchase Agreement, the Investor under the Purchase Agreement holds 63.79% of the Company’s outstanding capital stock resulting in a change in control of the Company.

The Investor used funds from its working capital to purchase the Shares. There are no arrangements or understandings among Helvetic and the Investor and any of their associates with respect to the election of directors or other nominees, and there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change in control of the Company.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated September 23, 2010, by and among the Company, Helvetic Capital Ventures AG and the accredited investor signatory thereto.
10.2	Repurchase Agreement, dated September 23, 2010, by and between the Company and Helvetic Capital Ventures AG.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX ENERGY RESOURCE CORPORATION

By: /s/ Rene Soullier
Rene Soullier
Chief Executive Officer

Dated: September 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated September 23, 2010, by and among the Company, Helvetic Capital Ventures AG and the accredited investor signatory thereto.
10.2	Repurchase Agreement, dated September 23, 2010, by and between the Company and Helvetic Capital Ventures AG.